UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

New Secured Notes Indenture

On October 18, 2016 (the “Closing Date”), WMG Acquisition Corp. (“Warner Music Group” or the “Issuer”), an indirect, wholly-owned subsidiary of Warner Music Group Corp. (the “Company”), issued and sold $250 million in aggregate principal amount of its 4.875% Senior Secured Notes due 2024 (the “Dollar Notes”) and €345 million in aggregate principal amount of its 4.125% Senior Secured Notes due 2024 (the “Euro Notes” and, together with the Dollar Notes, the “Notes”) under the Indenture, dated as of November 1, 2012 (the “Secured Notes Base Indenture”), among the Issuer, the guarantors party thereto, Credit Suisse AG, as Notes Authorized Agent and Collateral Agent, and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by (i) in the case of the Dollar Notes, the Sixth Supplemental Indenture, dated as of October 18, 2016 (the “Sixth Supplemental Indenture”) and (ii) in the case of the Euro Notes, the Seventh Supplemental Indenture, dated as of October 18, 2016 (the “Seventh Supplemental Indenture” and, together with the Sixth Supplemental Indenture and the Secured Notes Base Indenture, the “New Secured Notes Indenture”), among the Issuer, the guarantors party thereto and the Trustee.

Interest on the Dollar Notes will accrue at the rate of 4.875% per annum and will be payable semi-annually in arrears on May 1 and November 1, commencing on May 1, 2017. Interest on the Euro Notes will accrue at the rate of 4.125% per annum and will be payable semi-annually in arrears on May 1 and November 1, commencing on May 1, 2017.

Ranking

The Notes are the Issuer’s senior secured obligations and are secured on an equal and ratable basis with all existing and future indebtedness secured with the same security arrangements as the Notes, including the Existing Secured Notes and the Credit Facilities (each as defined below). The Notes rank senior in right of payment to the Issuer’s subordinated indebtedness; rank equally in right of payment with all of the Issuer’s existing and future senior indebtedness, including the Issuer’s 6.750% Senior Notes due 2022 (the “Existing Unsecured Notes”), the Issuer’s 5.000% Senior Secured Notes due 2023 (the “5.000% Existing Secured Notes”), the Issuer’s 5.625% Senior Secured Notes due 2022 (the “5.625% Existing Secured Notes” and, together with the 5.000% Existing Secured Notes, the “Existing Secured Notes”) and indebtedness under the Issuer’s senior secured revolving credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Revolving Credit Facility”) and the Issuer’s senior secured term loan credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Term Credit Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”) and any future senior secured credit facility; are effectively senior to the Issuer’s unsecured senior indebtedness, including the Existing Unsecured Notes, to the extent of the value of the collateral securing the Notes; and are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Issuer’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors (as such term is defined below)).

Guarantees

The Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Issuer’s existing direct or indirect wholly-owned domestic restricted subsidiaries and by any such subsidiaries that guarantee obligations of the Issuer under the Credit Facilities, subject to customary exceptions. Such subsidiary guarantors are collectively referred to herein as the “subsidiary guarantors,” and such subsidiary guarantees are collectively referred to herein as the “subsidiary guarantees.” Each subsidiary guarantee is a senior secured obligation of such subsidiary guarantor and is secured on an equal and ratable basis with all existing and future obligations of such subsidiary guarantor that are secured with the same security arrangements as the guarantee of the Notes (including the subsidiary guarantor’s guarantee of obligations under the Existing Secured Notes and the Credit Facilities). Each subsidiary guarantee ranks senior in right of payment to all subordinated obligations of the subsidiary guarantor; is effectively senior to the subsidiary guarantor’s existing unsecured obligations, including the subsidiary guarantor’s guarantee of the Existing Unsecured Notes, to the extent of the collateral securing such guarantee; ranks equally in right of payment with all of the subsidiary guarantor’s existing and future senior obligations, including the subsidiary guarantor’s guarantee of the Credit Facilities and any future senior secured credit facility, the Existing Secured Notes and the Existing Unsecured Notes; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary of the subsidiary guarantor (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors). Any subsidiary guarantee of the Notes may be released in certain circumstances. On the Closing Date, the Company issued a guarantee whereby it fully and unconditionally guaranteed (the “Guarantee”) the payments of Issuer on the Notes. A copy of the Guarantee is attached as Exhibit 4.1 hereto and incorporated herein by reference. The foregoing description of the Guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee.

Optional Redemption

Dollar Notes

At any time prior to November 1, 2019, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Dollar Notes (including the aggregate principal amount of any additional securities constituting Dollar Notes) issued under the New Secured Notes Indenture, at its option, at a redemption price equal to 104.875% of the principal amount of the Dollar Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of Dollar Notes on the relevant record date to receive interest on the relevant interest payment date), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of the Dollar Notes originally issued under the New Secured Notes Indenture (including the aggregate principal amount of any additional securities constituting Dollar Notes issued under the New Secured Notes Indenture) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 180 days of the date of, and may be conditioned upon, the closing of such equity offering.

The Dollar Notes may be redeemed, in whole or in part, at any time prior to November 1, 2019, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the Dollar Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after November 1, 2019, the Issuer may redeem all or a part of the Dollar Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the Dollar Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on November 1 of the years indicated below:

Year	Percentage
2019	103.656%
2020	102.438%
2021	101.219%
2022 and thereafter	100.000%

In addition, during any 12-month period prior to November 1, 2019, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the Dollar Notes (including the principal amount of any additional securities of the same series) at a redemption price equal to 103.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Euro Notes

At any time prior to November 1, 2019, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Euro Notes (including the aggregate principal amount of any additional securities constituting Euro Notes) issued under the New Secured Notes Indenture, at its option, at a redemption price equal to 104.125% of the principal amount of the Euro Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of Euro Notes on the relevant record date to receive interest on the relevant interest payment date), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1) at least 50% of the aggregate principal amount of the Euro Notes originally issued under the New Secured Notes Indenture (including the aggregate principal amount of any additional securities constituting Euro Notes issued under the New Secured Notes Indenture) remains outstanding immediately after the occurrence of such redemption; and

(2) the redemption occurs within 180 days of the date of, and may be conditioned upon, the closing of such equity offering.

The Euro Notes may be redeemed, in whole or in part, at any time prior to November 1, 2019, at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the Euro Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after November 1, 2019, the Issuer may redeem all or a part of the Euro Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the Euro Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on November 1 of the years indicated below:

Year	Percentage
2019	103.094%
2020	102.063%
2021	101.031%
2022 and thereafter	100.000%

In addition, during any 12-month period prior to November 1, 2019, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the Euro Notes (including the principal amount of any additional securities of the same series) at a redemption price equal to 103.000% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Change of Control

Upon the occurrence of a change of control, which is defined in the Secured Notes Base Indenture, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The New Secured Notes Indenture contains covenants limiting, among other things, the Issuer’s ability and the ability of most of its subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on or make distributions in respect of its capital stock or make investments or other restricted payments; create restrictions on the ability of its restricted subsidiaries to pay dividends to it or make certain other intercompany transfers; sell certain assets; create liens; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; and enter into certain transactions with its affiliates.

Events of Default

The New Secured Notes Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on Notes to become or to be declared due and payable.

The Notes were issued under the Secured Notes Base Indenture, a copy of which is attached as Exhibit 4.2 to Warner Music Group Corp.’s Current Report on Form 8-K filed on November 7, 2012, the Sixth Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.3 and the Seventh Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.4 and each of which is incorporated herein by reference. The foregoing description of the Sixth Supplemental Indenture and the Seventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Supplemental Indenture and the Seventh Supplemental Indenture.

In connection with the issuance of Euro Notes, on October 14, 2016, the Issuer swapped €173,000,000.00 of the net proceeds of such issuance into U.S. dollars at an exchange rate of 1.0981 and, on October 17, 2016, the Issuer swapped €1,220,261.57 of the net proceeds of such issuance into U.S. dollars at an exchange rate of 1.09995, pursuant to arrangements with Credit Suisse AG.

Item 1.02 Termination of a Material Definitive Agreement

Satisfaction and Discharge of 2021 Senior Secured Notes

On the Closing Date, the Issuer accepted for purchase in connection with its previously announced tender offers, the 6.000% Senior Secured Notes due 2021 (the “2021 Dollar Notes”) and 6.250% Senior Secured Notes due 2021 (the “2021 Euro Notes” and, together with the 2021 Dollar Notes, the “2021 Senior Secured Notes”) that had been validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time on October 17, 2016 (the “Expiration Time”). The Issuer then issued a notice of redemption on October 18, 2016 with respect to the 2021 Senior Secured Notes not accepted for payment pursuant to the tender offers on the Closing Date. Following payment for the 2021 Senior Secured Notes tendered at or prior to the Expiration Time, the Issuer deposited with the Trustee for the 2021 Senior Secured Notes not accepted for purchase in the tender offers funds sufficient to satisfy all obligations remaining to the date of redemption, which redemption date will be January 15, 2017, under the applicable indenture governing the 2021 Senior Secured Notes. The Trustee then entered into a Satisfaction and Discharge of Indenture relating to the 2021 Dollar Notes, dated as of October 18, 2016, with respect to the indenture governing the 2021 Dollar Notes and a Satisfaction and Discharge of Indenture relating to the 2021 Euro Notes, dated as of October 18, 2016, with respect to the indenture governing the 2021 Euro Notes.

This description of the Satisfaction and Discharge of Indenture related to the 2021 Dollar Notes and the Satisfaction and Discharge of Indenture related to the 2021 Euro Notes and related matters is not complete and is qualified in its entirety by the actual terms of each Satisfaction and Discharge of Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.5 and Exhibit 4.6, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the Notes is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Guarantee dated, October 18, 2016, issued by Warner Music Group Corp., relating to the 4.875% Senior Secured Notes due 2024 and 4.125% Senior Secured Notes due 2024.

4.2	Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series.(1)

4.3	Sixth Supplemental Indenture, dated as of October 18, 2016, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 4.875% Senior Secured Notes due 2024.

4.4	Seventh Supplemental Indenture, dated as of October 18, 2016, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 4.125% Senior Secured Notes due 2024.

4.5	Satisfaction and Discharge of Indenture, dated October 18, 2016, and relating to the Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.000% Senior Secured Notes due 2021.

4.6	Satisfaction and Discharge of Indenture, dated October 18, 2016, and relating to the Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.250% Senior Secured Notes due 2021.

(1)	Incorporated by reference to Warner Music Group Corp.’s Current Report on Form 8-K filed on November 7, 2012 (File No. 001-32502).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: October 18, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Guarantee dated, October 18, 2016, issued by Warner Music Group Corp., relating to the 4.875% Senior Secured Notes due 2024 and 4.125% Senior Secured Notes due 2024.

4.2	Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Agent and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series.(1)

4.3	Sixth Supplemental Indenture, dated as of October 18, 2016, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 4.875% Senior Secured Notes due 2024.

4.4	Seventh Supplemental Indenture, dated as of October 18, 2016, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 4.125% Senior Secured Notes due 2024.

4.5	Satisfaction and Discharge of Indenture, dated October 18, 2016, and relating to the Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.000% Senior Secured Notes due 2021.

4.6	Satisfaction and Discharge of Indenture, dated October 18, 2016, and relating to the Indenture, dated as of November 1, 2012, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 6.250% Senior Secured Notes due 2021.

(1)	Incorporated by reference to Warner Music Group Corp.’s Current Report on Form 8-K filed on November 7, 2012 (File No. 001-32502).